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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report December 12, 2003

Commission File Number 000-27261

CH2M HILL Companies, Ltd.
(Exact name of registrant as specified in its charter)

Oregon	93-0549963
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

9191 South Jamaica Street, Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)
Financial Statements of Business Acquired.

  This Form 8-K/A amends the Current Report on Form 8-K of CH2M HILL Companies, Ltd.(CH2M HILL) dated December 12, 2003 (filed December 29, 2003) that CH2M HILL filed in connection with its acquisition of substantially all of the assets of Lockwood Greene Engineers, Inc., a Massachusetts corporation (LGE) and subsequently amended on Form 8-K/A on February 24, 2004 to provide the financial statements of LGE. This amendment updates the historical financial statements of LGE. Because CH2M HILL purchased substantially all of the assets of LGE, it is required to incorporate LGE's historical financial statements in its filings. This update, therefore, is required by Item 7(a), but the subsequent events reflected in the update have no legal or financial impact on CH2M HILL, any of its subsidiaries, or the assets that CH2M HILL acquired from LGE. To the extent the subsequent events reflected in these changes impose any new liability on any party, CH2M HILL has acquired LGE's assets free and clear of any such liabilities pursuant to the order of the Bankruptcy Court for the Western District of North Carolina.

  The following historical financial information for LGE is filed as Exhibit 99.2 and incorporated herein by reference:

  (i)
  Report of Independent Auditors

  (ii)
  Consolidated Balance Sheet at December 31, 2002

  (iii)
  Consolidated Statement of Income for the year ended December 31, 2002

  (iv)
  Consolidated Statement of Stockholders' Equity and Comprehensive Loss for the year ended December 31, 2002

  (v)
  Consolidated Statement of Cash Flows for the year ended December 31, 2002

  (vi)
  Notes to Consolidated Financial Statements

  The following unaudited historical financial information for LGE is filed as Exhibit 99.3 and incorporated herein by reference:

  (i)
  Unaudited Consolidated Condensed Balance Sheet at September 30, 2003

  (ii)
  Unaudited Consolidated Statements of Operations for the nine-month periods ended September 30, 2003 and 2002

  (iii)
  Unaudited Consolidated Statements of Cash Flows for the nine-month periods ended September 30, 2003 and 2002

  (iv)
  Unaudited Notes to Consolidated Condensed Financial Statements

(c)
Exhibits.

23.2
Consent of Ernst & Young LLP

99.2
Financial Statements of LGE as of and for the year ended December 31, 2002

99.3
Unaudited Consolidated Condensed Financial Statements of LGE as of September 30, 2003 and for the nine-month periods ended September 30, 2003 and 2002

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.
Date: April 19, 2004	By:	/s/ SAMUEL H. IAPALUCCI
Samuel H. Iapalucci
		Its:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
23.2	Consent of Ernst & Young LLP
99.2	Financial Statements of Lockwood Greene Engineers, Inc. as of and for the year ended December 31, 2002
99.3	Unaudited Consolidated Condensed Financial Statements of Lockwood Greene Engineers, Inc. as of September 30, 2003 and for the nine-month periods ended September 30, 2003 and 2002

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  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX